UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 1, 2016
Date of Report (date of earliest event reported)

LEAPFROG ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31396	95-4652013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6401 Hollis Street, Suite 100
Emeryville, California 94608-1463

(Address of principal executive offices) (Zip Code)

(510) 420-5000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

As previously disclosed, on February 5, 2016, LeapFrog Enterprises, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with VTech Holdings Limited, an exempted company incorporated in Bermuda with limited liability (“Parent”), and Bonita Merger Sub, L.L.C., a Delaware limited liability company and a wholly owned subsidiary of Parent (“Acquisition Sub”). Pursuant to the Merger Agreement, Acquisition Sub commenced a tender offer (the “Offer”) to purchase all of the outstanding shares of common stock, par value $0.0001 per share, of the Company (the “Shares”), at a purchase price per Share of $1.00 (the “Offer Price”), net to the seller in cash, without interest.

The Offer expired at 11:59 p.m., New York City time, on April 1, 2016. Computershare Trust Company, in its capacity as depositary for the Offer, advised Parent and Acquisition Sub that, as of the expiration of the Offer, 40,298,861 Shares had been validly tendered and not properly withdrawn in the Offer, which tendered Shares represented approximately 56.60% of the Shares outstanding. On April 4, 2016, all Shares that were validly tendered and not properly withdrawn were accepted for payment by Acquisition Sub, and payment for such Shares is being made to the depositary, which is acting as agent for tendering stockholders for the purpose of receiving payments for tendered Shares and transmitting such payments to tendering stockholders whose Shares have been accepted for payment, in accordance with the terms of the Offer.

On April 4, 2016, as a result of its acceptance of, and commencement of payment for, the Shares tendered in the Offer, Acquisition Sub acquired a sufficient number of Shares to complete the merger of Acquisition Sub with and into the Company (the “Merger”) without a vote of the stockholders of the Company pursuant to Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”). Accordingly, Parent and Acquisition Sub effected the Merger pursuant to Section 251(h) of the DGCL. In the Merger, each Share that was issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than Shares owned by the Company as treasury stock, Shares owned by Parent, Acquisition Sub or any other direct or indirect wholly owned subsidiary of Parent, Acquisition Sub or the Company or Shares held by stockholders who properly exercised and perfected appraisal rights under Delaware law) was converted into the right to receive the Offer Price, at the Effective Time.

Item 1.02    Termination of a Material Definitive Agreement.

On April 1, 2016, the Company terminated the Amended and Restated Loan and Security Agreement, dated as of August 13, 2009 (the “Credit Facility”), by and among the Company, as borrower, the lenders party thereto (the “Lenders”), and Bank of America, N.A., as agent. In connection with the termination of the Credit Facility, the Company repaid in full the Company’s obligations under the Credit Facility.

Item 2.01    Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note above, on April 4, 2016, Acquisition Sub accepted for payment and began paying for all Shares validly tendered and not properly withdrawn pursuant to the Offer on or prior to the Offer’s expiration, and shortly thereafter, the Merger was completed pursuant to Section 251(h) of the DGCL, with no stockholder vote required to consummate the Merger. At the Effective Time, the Company became a wholly owned indirect subsidiary of Parent. As a result, a change of control of the Company occurred.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01. The foregoing description of the Merger is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 5, 2016, incorporated herein by reference.

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 4, 2016, in connection with the consummation of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) of its intent to remove the Shares from listing on the NYSE and requested that the NYSE file a delisting application with the SEC to delist and deregister the Shares. On April 5, 2016, the NYSE filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Shares. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Shares and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03    Material Modification to Rights of Security Holders.

As of the Effective Time, each outstanding Share (other than Shares owned by the Company as treasury stock, Shares owned by Parent, Acquisition Sub or any other direct or indirect wholly owned subsidiary of Parent, Acquisition Sub or the Company or Shares held by stockholders who properly exercised and perfected appraisal rights under Delaware law) was converted automatically into the right to receive an amount in cash equal to the Offer Price, without interest.

The information disclosed in the Introductory Note and under Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01    Changes in Control of Registrant.

As a result of Acquisition Sub’s acceptance for payment of all Shares that were validly tendered and not properly withdrawn in accordance with the terms of the Offer and the consummation of the Merger under Section 251(h) of the DGCL on April 4, 2016, a change in control of the Company occurred. Upon the Effective Time, the Company became a wholly owned indirect subsidiary of Parent. The information disclosed in the Introductory Note and under Item 2.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement and in connection with the consummation of the transactions contemplated thereby, each of John Barbour, William Chiasson, Thomas Kalinske, E. Stanton McKee, Jr., Randy Rissman, Caden Wang and Stephen Youngwood, tendered their respective resignations as directors from the Company’s board of directors (the “Board”) and from all committees of the Board on which such directors served, effective as of the Effective Time.

Furthermore, in connection with the consummation of the Merger, John Barbour, the Company’s Chief Executive Officer, and Raymond L. Arthur, the Company’s Chief Financial Officers, ceased to serve as officers as of the Effective Time, as well as the following named executive officers; Kenneth Adams, Greg Ahearn and Anthony Hicks.

In accordance with the terms of the Merger Agreement, Parent has designated and the Company has elected Nick Delany and William To to serve as directors on the Board. Nick Delany and William To will serve as Chief Executive Officer and President, respectively, and information about these officers and directors is set forth on Schedule I to the Offer to Purchase filed as Exhibit 99.1(a)(1)(A) to the Schedule TO-T filed on March 3, 2016.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, as of the Effective Time, the Company’s certificate of incorporation and bylaws were amended and restated so as to read in their entirety as set forth in Exhibits 3.1 and 3.2, respectively, which are incorporated by reference herein.

Item 8.01    Other Events.

On April 4, 2016, the Company and Parent issued joint press releases announcing the expiration and results of the Offer and the anticipated consummation of the Merger. Copies of the press releases are filed as Exhibit 99.1 and Exhibit 99.2, respectively, hereto and are incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of February 5, 2016, by and among LeapFrog Enterprises, Inc., VTech Holdings Limited and Bonita Merger Sub, L.L.C. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by LeapFrog Enterprises, Inc. with the Securities and Exchange Commission on February 5, 2016).

3.1	Amended and Restated Certificate of Incorporation of LeapFrog Enterprises, Inc., dated as of April 4, 2016.
3.2	Amended and Restated Bylaws of LeapFrog Enterprises, Inc., dated as of April 4, 2016.
99.1

Joint Press Release issued by LeapFrog Enterprises, Inc. and VTech Holdings Limited on April 4, 2016 announcing the results of the Offer (incorporated by reference to Exhibit 99.1(a)(1)(J) to the Schedule TO-T/A filed on April 4, 2016).

99.2

Joint Press Release issued by LeapFrog Enterprises, Inc. and VTech Holdings Limited on April 4, 2016 announcing completion of the Merger (incorporated by reference to Exhibit 99.1(a)(1)(K) to the Schedule TO-T/A filed on April 4, 2016).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAPFROG ENTERPRISES, INC.

By:	/s/ ROBERT LATTUGA
Name:	Robert Lattuga
Title:	Senior Vice President and General Counsel

Dated: April 5, 2016

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of February 5, 2016, by and among LeapFrog Enterprises, Inc., VTech Holdings Limited and Bonita Merger Sub, L.L.C. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by LeapFrog Enterprises, Inc. with the Securities and Exchange Commission on February 5, 2016).

3.1	Amended and Restated Certificate of Incorporation of LeapFrog Enterprises, Inc., dated as of April 4, 2016.
3.2	Amended and Restated Bylaws of LeapFrog Enterprises, Inc., dated as of April 4, 2016.
99.1

Joint Press Release issued by LeapFrog Enterprises, Inc. and VTech Holdings Limited on April 4, 2016 announcing the results of the Offer (incorporated by reference to Exhibit 99.1(a)(1)(J) to the Schedule TO-T/A filed on April 4, 2016).

99.2

Joint Press Release issued by LeapFrog Enterprises, Inc. and VTech Holdings Limited on April 4, 2016 announcing completion of the Merger (incorporated by reference to Exhibit 99.1(a)(1)(K) to the Schedule TO-T/A filed on April 4, 2016).